UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 27, 2021

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veteran Memorial Highway, Suite 560 Hauppauge, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market LLC

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the "Company") held its annual meeting of shareholders on May 27, 2021 (the “Meeting”).  At the close of business on the record date of the Meeting, there were a total of 41,558,698 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 35,689,147 shares of common stock were represented, therefore, a quorum was present.  Four proposals were presented and voted on.  Set forth below are the final results for all proposals.

1. The following nominees received the requisite plurality of votes cast at the Meeting, as indicated below, and were therefore elected as directors to serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2022 and until their respective successors are duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
Rosemarie Chen	29,669,994	838,725	5,180,428
Michael P. Devine	27,928,730	2,579,989	5,180,428
Marcia Z. Hefter	29,326,195	1,182,524	5,180,428
Matthew Lindenbaum	29,079,752	1,428,967	5,180,428
Kenneth J. Mahon	29,196,152	1,312,567	5,180,428
Albert E. McCoy, Jr.	29,532,454	976,265	5,180,428
Raymond A. Nielsen	29,644,077	864,642	5,180,428
Kevin M. O’Connor	29,505,677	1,003,042	5,180,428
Vincent F. Palagiano	29,354,812	1,153,907	5,180,428
Joseph J. Perry	29,315,153	1,193,566	5,180,428
Kevin Stein	26,932,009	3,576,710	5,180,428
Dennis A. Suskind	26,791,792	3,716,927	5,180,428

2.  The ratification of the appointment of Crowe LLP to act as the independent registered public accounting firm for the Company for the year ending December 31, 2021 was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
35,006,994	349,763	332,390	0

 3.  The approval of a non-binding advisory vote of the following resolution regarding the compensation of the Company's named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Shareholders, was approved by the requisite majority of the votes cast by shareholders, as indicated below:

RESOLVED, that the compensation paid to Bridge’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
28,224,661	1,874,152	409,906	5,180,428

4.  The Dime Community Bancshares, Inc. 2021 Equity Incentive Plan was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
29,165,037	1,021,557	322,125	5,180,428

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ Patricia M. Schaubeck
Patricia M. Schaubeck, Executive Vice President & General Counsel

Dated:  May 28, 2021